Fourth-Quarter and Full-Year 2009 Results February 5, 2010 Exhibit 99.2

Agenda 2009 Company Overview Bob Rossiter, Chairman, CEO and President Fourth-Quarter and Full-Year 2009 Results Matt Simoncini, SVP and CFO Summary and Outlook Bob Rossiter, Chairman, CEO and President Q and A Session

2009 Company Overview* Operational Restructuring has reduced structural costs and improved global production footprint Financial Restructuring has reduced total debt obligations and increased financial flexibility Continued progress on sales diversification - 70% of 2009 net sales outside of North America Maintained a leadership position in Seating - business performing near margin target, with significant growth opportunity in Asia Strengthened global capabilities in Electrical Power Management - sales growth and margin improvement plans in place; significant opportunity in high-power and hybrids * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Restructuring has Reduced Structural Costs and Improved Capital Structure* Operational Restructuring Continued comprehensive effort to restructure the Company's global operations for improved long-term competitiveness. Since mid-2005, Lear has invested $740 million in restructuring actions, resulting in a significant reduction in structural costs and a major repositioning of our production footprint. Noteworthy actions include: Divested money-losing Interior segment Closed 35 manufacturing and 10 administrative facilities Located 50% of total facilities and 75% of employment in 21 low-cost countries Annual ongoing savings totals approximately $400 million Financial Restructuring Voluntarily filed for Chapter 11 bankruptcy protection on July 7th to complete a major capital restructuring. Emerged on November 9th with substantially lower total debt and improved financial flexibility. Ended 2009 with a cash balance of $1.6 billion and total debt of less than $1 billion. * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Continued Progress on Sales Diversification By Region By Customer GM North America ROW Europe East 0.3 0.23 0.47 North America 30% Europe 47% Rest of World 23% 70% Of 2009 Net Sales Outside Of North America Ford 2009 Net Sales All Other GM Ford BMW Asian OEMs VW/Audi Fiat PSA Group Saab/Volvo Mercedes Benz Renault/Nissan Chrysler Jaguar/Land Rover 7.1 19.3 17 12.3 7.1 8.3 7.2 6.3 2.4 4.9 5 1.5 1.6

2002 2002 2003 2004 2005 2006 2007 2008 2009 Consolidated 600 600 850 1278 739 903 1043 1107 1309 Non-Consolidated 200 200 400 522 160 266 575 566 632 North 45.9 46.9 45 43.9 Significant Growth Opportunity in Asia Asia $1,618 $1,168 $899 $1,673 $1,941 2002 2002 2003 2004 2005 2006 2007 2008 2009 Consolidated 600 600 850 1278 244 410 420 520 903 Non-Consolidated 200 200 400 522 87 130 315 307 404 North 45.9 46.9 45 43.9 China $735 $540 $332 $828 $1,307 Consolidated Sales Non-Consolidated Sales Lear's Net Sales (in millions) $1,309 $903

Business Segment Improvement Plans in Place Global Capabilities and Low-Cost Footprint 2010 to 2012 Sales Backlog of $800 million Sales Target -- $4 to $5 billion Margin Target -- 61/2% to 71/2% Growth Opportunity in High-Power and Hybrid Electrical Systems Lear has won High-Power and Hybrid business with BMW, Chevrolet, Coda, Daimler, Land Rover, Nissan and Renault Sales Growth and Margin Opportunity in Electrical Power Management* Chevy Volt * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Lear Content on Chevy Volt High and low-voltage wire harnesses Custom terminals and connectors, including the industry's first terminal with 250-amp capability External charging cable with Lear's Smart Connector(tm) system Battery charger and other proprietary electronic components

Fourth-Quarter and Full-Year 2009 Results

Fourth-Quarter 2009 Industry production improved year-over-year in mature markets; strong growth in Asia continued Net sales of $2.7 billion, up 5% Core operating earnings of $116 million** Free cash flow of positive $11 million*** Full-Year 2009 Net sales of $9.7 billion, down 28% Core operating earnings of $107 million** Free cash flow of negative $156 million*** 2009 Financial Summary* ** Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items. * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. *** Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures.

Fourth-Quarter and Full-Year 2009 Global Industry Production Environment Source: Ward's Automotive and CSM Worldwide

Fresh Start Accounting Fresh start accounting results in a new basis of assets and liabilities and a new entity for financial reporting purposes 2009 financial results are segregated and reported as: Pre-emergence financial results are presented as "predecessor" Predecessor financial results include the impact of Chapter 11 reorganization (e.g., extinguishment of debt) and fresh start accounting Post-emergence financial results are presented as "successor" Under fresh start accounting, the Company's consolidated assets and liabilities are recorded at fair value as of the Chapter 11 emergence date (November 9, 2009) in a manner similar to purchase accounting Distributable value of $3,054 million based on the Plan of Reorganization approved by Bankruptcy Court Distributable value consisted of equity of $2,086 million and debt of $968 million as of emergence date

Fresh Start Accounting (continued) Key Fair Value Adjustments: Goodwill - reduction of ^$900 million to $621 million Customer/Technology intangible assets - increase in value of $162 million Annual amortization increase of ^$22 million Fixed assets - reduction in value of $5 million: Land and buildings - reduction of $14 million Machinery and equipment - increase of $9 million Finished goods inventory - increase of $9 million Equity investments (non-consolidated JVs) - increase of $9 million Non-controlling interests (consolidated JVs) - increase of $55 million

Fourth-Quarter and Full-Year 2009 Reported Financials

Fourth-Quarter and Full-Year 2009 Impact of Restructuring and Other Special Items* * Please see slide titled "Non-GAAP Financial Information" at the end of this presentation for further information. ** Excludes $1.5 million of expense and $4.1 million of income during the fourth quarter and full year, respectively, of restructuring charges recorded in other expense, net and reorganization items and fresh start adjustments, net.

Fourth-Quarter and Full-Year 2009 Seating Performance* Full-Year Explanation of Year-to-Year Change (in millions) Sales Earnings** Adj. Earnings** ** Reported segment earnings represents pretax income before goodwill impairment charges, interest, other expense, reorganization items and fresh start accounting adjustments. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Adjusted Seating Segment Margins Sales Factors Lower industry production in North America and Europe Unfavorable foreign exchange Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable cost performance Restructuring savings Q408 Q409 2008 2009 0.036 0.061 0 0.048 0.041 East West North $ 2,071.5 $ 2,173.7 $ 10,726.9 $ 7,812.9 $ 32.5 $ 104.7 $ 386.7 $ 237.3 $ 73.7 $ 133.2 $ 519.4 $ 322.2 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Fourth-Quarter and Full-Year 2009 Electrical Power Management Performance* Full-Year Explanation of Year-to-Year Change * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in millions) Sales Earnings** Adj. Earnings** Q408 Q409 2008 2009 -0.04 0.025 0 0.027 -0.037 East West North $ 528.9 $ 568.7 $ 2,843.6 $ 1,926.7 $ (26.7) $ (21.9) $ 44.7 $ (155.8) $ (21.2) $ 14.1 $ 76.1 $ (70.6) Adjusted Electrical Power Management Segment Margins Sales Factors Lower industry production in North America and Europe Unfavorable foreign exchange Net selling price reductions Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable operating performance Restructuring savings ** Reported segment earnings represents pretax income (loss) before goodwill impairment charges, interest, other expense, reorganization items and fresh start accounting adjustments. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Fourth-Quarter and Full-Year 2009 Free Cash Flow* (in millions) * Free cash flow represents net cash provided by (used in) operating activities ($67.3 million for the three months ended 12/31/09 and ($175.3) million for the twelve months ended 12/31/09) before net change in sold accounts receivable ($0 for the three months ended 12/31/09 and $138.5 million for the twelve months ended 12/31/09) (Cash from Operations), less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Total Debt and Cash (at 12/31/09) Total Debt Cash 972 1554 East West North Key Balance Sheet Metrics* Debt obligations reduced by approximately $2.7 billion to $972 million Adequate liquidity to support global operating needs and growth plans No significant debt maturities until 2012 Covenants provide sufficient flexibility to navigate current environment and execute operating plan 2010 2011 2012 2013 2014 550 375 East West North Long-Term Debt Maturity Profile*** 1st Lien Term 2nd Lien Term (in millions) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. ** Assumes that the 2nd lien term loan is refinanced at least 3 months prior to its scheduled maturity. *** Excludes $47 million of miscellaneous debt globally with no meaningful maturities in any given year.

Full-Year 2010 Financial Outlook* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Summary and Outlook

Lear's strong customer focus and operating fundamentals remain unchanged Completed financial restructuring in four months; emerged from Chapter 11 with a strong and flexible balance sheet Year-end 2009 cash balance of $1.6 billion and total debt of less than $1 billion 2010 financial outlook: Core Operating Earnings of $250 million to $350 million Depreciation and Amortization of about $265 million Free Cash Flow of $50 million to $100 million 2010 to 2012 consolidated sales backlog of net new business totals $1.4 billion Well Positioned to Benefit from Industry Recovery with Competitive Cost Structure, Focus on Quality and Commitment to Customer Satisfaction Summary and Outlook* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income (loss) before interest and other expense," "income before interest, other expense, income taxes, restructuring costs and other special items" (core operating earnings), pretax income before restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's factoring facilities, gains and losses related to derivative instruments and hedging activities, equity in net income of affiliates and gains and losses on the sales of assets. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income (loss) before interest and other expense, core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Pretax income (loss) before interest and other expense, core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant. Non-GAAP Financial Information

Non-GAAP Financial Information Core Operating Earnings

Non-GAAP Financial Information Segment Earnings

Non-GAAP Financial Information Adjusted Segment Earnings

Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition and restructuring actions of the Company's customers or suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including further declines in sales of full-size pickup trucks and large sport utility vehicles, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms, further impairment charges initiated by adverse industry or market developments, the potential adverse impacts of the Company's Chapter 11 bankruptcy proceedings on its business, financial condition or results of operations that could continue or arise since its emergence from such proceedings, the anticipated future performance of the reorganized Company, including, without limitation, the Company's ability to maintain or increase revenue and gross margins, control future operating expenses and make necessary capital expenditures, and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. Lear's 2010 - 2012 sales backlog is based on an exchange rate of $1.40/per Euro and the October 2009 status of CSM Worldwide's industry production assumptions. The financial results in this presentation are preliminary in nature and subject to change until the Company files its Annual Report on Form 10-K for year ended December 31, 2009 with the Securities and Exchange Commission. The Company is in the process of completing its year-end internal review and external audit procedures. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.